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                                                                   Exhibit 10.32


                               THIRD AMENDMENT TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


                  THIS THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the "THIRD AMENDMENT") dated as of November 1, 2000 by and among ZARING HOMES, INC. ("ZARING HOMES"), ZARING HOLDINGS, INC., HEARTHSIDE HOMES, LLC, ZARING NATIONAL LAND HOLDING CORPORATION, ZARING NATIONAL HOMES HOLDING CORPORATION, and ZARING LEASING, LLC, as Borrowers and Guarantors, ZARING NATIONAL CORPORATION ("ZARING NATIONAL"), ZARING HOMES OF INDIANA, L.L.C. and ZARING HOMES KENTUCKY, LLC ("ZARING HOMES KENTUCKY"), as Guarantors, the Banks set forth below, BANK OF AMERICA, N.A. and BANK ONE, NA, as Co-Agents, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as Agent for the Banks (the "AGENT").

                              W I T N E S S E T H:

                  WHEREAS, the Borrowers, the Guarantors, the Banks, the Co-Agents and the Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of April 13, 2000, as amended by First Amendment to Third Amended and Restated Credit Agreement dated as of September 29, 2000 and the Second Amendment to Third Amended and Restated Credit Agreement dated as of October 10, 2000 (the "CREDIT AGREEMENT"); and

                  WHEREAS, the Borrowers and the Guarantors have requested that certain covenants of the Credit Agreement be amended as set forth herein;

                  WHEREAS, the Banks are willing to enter into such amendments on the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

         1. DEFINITIONS.

         Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement, as amended by this Third Amendment.

         2. AMENDMENT OF CREDIT AGREEMENT.

                  A. Section 8.1(n) [Certain Letters of Credit] of the Credit Agreement is hereby deleted and the following is inserted in lieu thereof:




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                  (n) CERTAIN LETTERS OF CREDIT.

                           On or before December 31, 2000, the Loan Parties shall cause all Letters of Credit issued with respect to the assets that have been sold pursuant to the Louisville Purchase Agreements, the Raleigh Purchase Agreement and the Charlotte Purchase Agreement to be cancelled, replaced or fully cash collateralized.

                  B. Section 8.2(g) [Disposition of Assets or Subsidiaries] of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

                  (g) DISPOSITION OF ASSETS OR SUBSIDIARIES

                           Each of the Loan Parties shall not sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, any of its properties or assets, tangible or intangible (including but not limited to sale, assignment, discount or other disposition of accounts, contract rights, chattel paper, equipment or general intangibles, with or without recourse, or of capital stock, shares of beneficial interest or partnership interests of a Subsidiary), except:

                           (i) transactions involving the sale of land and building inventory in the ordinary course of business;

                           (ii) any sale, transfer, lease, abandonment or other disposition of assets in the ordinary course of business which are no longer necessary or required in the conduct of the Loan Party's business;

                           (iii) any sale, transfer or lease of assets in the ordinary course of business which are replaced by substitute assets acquired;

                           (iv) the asset sales by Zaring Homes Kentucky and Zaring Homes described in (a) the Asset Purchase Agreement and (b) that certain Termination Agreement dated as of September 29, 2000 by and among Zaring Homes, Phillip W. Leigh and Martha R. Leigh (the "TERMINATION AGREEMENT" and, together with the Asset Purchase Agreement dated as of September 29, 2000 by and among Zaring Homes Kentucky, as seller, Olympia Homes, LLC, as buyer, and Zaring Homes, as indemnitor, collectively the "LOUISVILLE PURCHASE AGREEMENTS");

                           (v) the asset sales by Zaring Homes described in (a) the Asset Purchase Agreement dated on or about October 10, 2000 by and between Zaring National and Zaring Homes, as sellers, and the Drees Company, as purchaser (the "RALEIGH PURCHASE AGREEMENT") and (b) the Bill of Sale dated as of September 30, 2000 by MacroDyne Power, LLC, as buyer, and Zaring Homes, Inc., as seller ("BILL OF SALE") and

                           (vi) the asset sales by Zaring Homes described in the Asset Purchase Agreement effective as of November 1, 2000 by and between Zaring
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         Homes, as seller, and St. Lawrence Homes, Inc., as purchaser (the
         "CHARLOTTE PURCHASE AGREEMENT").

         3. CONDITIONS OF EFFECTIVENESS OF THIS THIRD AMENDMENT.

         The effectiveness of this Third Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent:

         (a) REPRESENTATIONS AND WARRANTIES; NO DEFAULTS. The representations and warranties of the Loan Parties contained in Section 6 of the Credit Agreement shall be true and accurate on the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein); the Loan Parties shall have performed and complied with all covenants and conditions of the Credit Agreement; and, except for the violation of Section 8.2(a) [Zaring National Net Worth] measured at September 30, 2000, resulting from Shareholder Subordinated Debt not being included in the calculation of Zaring National Net Worth for the fiscal quarter ending September 30, 2000, no Event of Default or Potential Default under the Credit Agreement shall have occurred and be continuing or shall exist.

         (b) COUNTERPARTS OF THIRD AMENDMENT. The Agent shall have received counterparts of this Third Amendment duly executed by the Loan Parties and the Banks. This Third Amendment may be executed by the parties hereto in any number of separate counterparts, each of which when taken together and duly executed and delivered shall together constitute one and the same instrument.

         (c) SECRETARY'S CERTIFICATE. The Agent shall have received a certificate signed by the Secretary or Assistant Secretary of Zaring Homes to authorize the execution, delivery and performance of the Charlotte Purchase Agreement and the documents executed in connection therewith.

         (d) CLOSING OF ASSET SALES. The Agent shall have received a fully executed copy of the Charlotte Purchase Agreement and the asset sales contemplated by the Charlotte Purchase Agreement shall be consummated substantially on the terms set forth in the drafts of the Charlotte Purchase Agreement previously provided to the Agent.

         (e) CASH PROCEEDS. All cash proceeds received by Zaring Homes pursuant to the Charlotte Purchase Agreement shall immediately upon receipt be applied to prepay the Revolving Credit Loans.

         4. FORCE AND EFFECT.

         Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect on and after the date hereof.



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         5. GOVERNING LAW.

         This Third Amendment shall be deemed to be a contract under the laws of the State of Ohio and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of Ohio without regard to its conflict of laws principles.

         6. FEES AND EXPENSES.

         The Borrower hereby agrees to reimburse the Agent and the Banks on demand for all fees, costs, expenses and disbursements (including without limitation attorneys' fees) relating to this Third Amendment which are payable by the Loan Parties as previously agreed to by the Borrower and as provided in Sections 10 and 11 of the Credit Agreement.

                            [SIGNATURE PAGES FOLLOW]








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                [PAGE 1 OF 3 TO THIRD AMENDMENT TO THIRD AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                              BORROWERS AND GUARANTORS:

                              ZARING HOMES, INC.


                              By:_______________________________________________
                              Name:  Ronald G. Gratz
                              Title: Vice President and Chief Financial Officer

                              ZARING HOLDINGS, INC.


                              By:_______________________________________________
                              Name:  Ronald G. Gratz
                              Title: Treasurer

                              HEARTHSIDE HOMES, LLC
                                By: Zaring National Corporation, as member

                              By:_______________________________________________
                              Name:  Ronald G. Gratz
                              Title: Secretary/Treasurer

                              ZARING NATIONAL LAND HOLDING CORPORATION


                              By:_______________________________________________
                              Name:  Ronald G. Gratz
                              Title: Secretary/Treasurer

                              ZARING NATIONAL HOMES HOLDING CORPORATION


                              By:_______________________________________________
                              Name:  Ronald G. Gratz
                              Title: Secretary/Treasurer


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           [SIGNATURE PAGE 2 OF 3 TO THIRD AMENDMENT TO THIRD AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                              ZARING LEASING, LLC
                                By: Zaring National Corporation, as sole member and manager


                              By:_______________________________________________
                              Name:  Ronald G. Gratz
                              Title: Secretary/Treasurer

                              ZARING NATIONAL CORPORATION


                              By:_______________________________________________
                              Name:  Ronald G. Gratz
                              Title: Secretary/Treasurer

                              ZARING HOMES OF INDIANA, L.L.C.
                                By: Zaring Homes, Inc., as member

                              By:_______________________________________________
                              Name:  Ronald G. Gratz
                              Title: Vice President and Chief Financial Officer

                              ZARING HOMES KENTUCKY, LLC,
                              By: Zaring Holdings, Inc., as manager

                              By:_______________________________________________
                              Name:  Ronald G. Gratz
                              Title: Treasurer


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           [SIGNATURE PAGE 3 OF 3 TO THIRD AMENDMENT TO THIRD AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                              AGENT:

                              PNC BANK, NATIONAL ASSOCIATION,
                              as Agent and as a Bank


                              By:_______________________________________________
                              Name:  Thomas J. McCool
                              Title: Senior Vice President


                              CO-AGENTS:

                              BANK OF AMERICA, N.A., as a Co-Agent and as a Bank


                              By:_______________________________________________
                              Name:  Michelle Chen
                              Title: Vice President

                              BANK ONE, NA, as a Co-Agent and as a Bank


                              By:_______________________________________________
                              Name:  Thomas T. Bower
                              Title: First Vice President


                              OTHER BANKS:

                              COMERICA BANK,


                              By:_______________________________________________
                              Name:  John F. Regan
                              Title: Vice President


                              THE FIFTH THIRD BANK


                              By:_______________________________________________
                              Name:  Brian L. Rogg
                              Title: Vice President